POWER  OF  ATTORNEY

     Know  all  by  these  presents, that the undersigned hereby constitutes and appoints  each

of  Blaise  B.  Bettendorf,  Sandra L. Meister, J. Randolph Potter, and James B.

Schwiers,

signing  singly,  the  undersigned's  true  and  lawful  attorney-in-fact  to:

(1)     execute  for  and  on  behalf  of  the undersigned, in the undersigned's capacity  as  an

officer  and/or  director of Summit Financial Corporation (the "Company"), Forms

3,  4,

and  5  in  accordance with Section 16(a) of the Securities Exchange Act of 1934 and  the

rules  thereunder;

(2)     do  and  perform  any  and all acts for and on behalf of the undersigned which  may

be  necessary  or  desirable  to  complete  and execute any such Form 3, 4 or 5,

complete

and  execute any amendment or amendments thereto, and timely file such form with the

United  States  Securities  and  Exchange  Commission  and any stock exchange or similar

authority;  and

(3)     take  any  other  action  of  any type whatsoever in connection with the foregoing

which,  in  the  opinion  of such attorney-in-fact, may be of benefit to, in the best  interest

of  or  legally  required  by,  the  undersigned,  it  being understood that the documents

executed  by such attorney-in-fact on behalf of the undersigned pursuant to this

Power  of

Attorney  shall  be  in such form and shall contain such terms and conditions as such

attorney-in-fact  may  approve  in  such  attorney-in-fact's  discretion.

     The  undersigned hereby grants to each such attorney-in-fact full power and authority

to do and perform any and every act and thing whatsoever requisite, necessary or proper  to

be done in the exercise of any of the rights and powers herein granted, as fully to  all

intents and purposes as the undersigned might or could do if personally present,

with  full

power  of  substitution  or revocation, hereby ratifying and confirming all that such  attorney-

in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or  cause

to  be done by virtue of this power of attorney and the rights and powers herein granted.

The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such

capacity at the request of the undersigned, are not assuming, nor is the Company assuming,

any  of  the  undersigned's  responsibilities  to  comply with Section 16 of the

Securities

Exchange  Act  of  1934.

     This  Power  of  Attorney  shall  remain in full force and effect until the undersigned  is

no  longer  required  to file Forms 3, 4 and 5 with respect to the undersigned's holdings  of

and  transactions in securities issued by the Company, unless earlier revoked by the

undersigned  in  a  signed writing delivered to the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed

as  of  this  3rd  day  of  September,  2002.

Signature:   /s/  David C. Poole

Print  Name:  David C. Poole